UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22712

Premier Multi-Series VIT

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna—

1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item 1. Reports to Shareholders

Premier Multi-Series VIT

NFJ Dividend Value Portfolio

Annual Report

December 31, 2015

2 – 3	Letter from the President

4 – 5	Portfolio Summary

6	Important Information

7 – 9	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14 – 18	Notes to Financial Statements

19	Report of Independent Registered Public Accounting Firm

20	Changes to Board of Trustees/Tax Information

21 – 22	Privacy Policy

23 – 25	Board of Trustees and Officers

Letter from the President

Julian Sluyters

President & CEO

Dear Shareholder,

The US economy continued to expand during the 12-month fiscal reporting period ended December 31, 2015. Despite highly accommodative monetary policy, growth in many developed foreign countries was relatively tepid. Against this backdrop, global equities and the global bond market generally produced lackluster results during the reporting period.

For the 12-month reporting period ended December 31, 2015, the NFJ Dividend Value Portfolio (the “Portfolio”) returned -8.86%, underperforming the -3.83% return for the Russell 1000 Value Index.

Turning to the US economy, real gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 0.6% during the first quarter of 2015. US economic activity then improved, as the US Commerce Department reported that GDP expanded at a 3.9% annual pace during the second quarter of 2015. However, economic growth then slowed, as GDP grew at an annual pace of 2.0% during the third quarter of 2015. US economic activity decelerated further, as the Commerce Department’s initial estimate showed that GDP — released after the reporting period had ended — grew at an annual pace of 0.7% for the fourth quarter of 2015.

After a prolonged period of accommodative monetary policy, the US Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade at its December 2015 meeting. The US central bank boosted the target federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%. In its official statement following its meeting in December the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation. The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

Economic growth outside the US was mixed during the reporting period. Anemic growth and concerns of deflation in the euro zone caused the European Central Bank (“ECB”) to announce that, beginning in March 2015, it would start a €60 billion-a-month bond-buying program that was initially expected to run until September 2016. In December 2015, continued economic

2

headwinds caused the ECB to extend its monthly bond buying program by six months, until at least March 2017. The Bank of Japan also maintained a highly accommodative monetary policy by keeping interest rates in a range between 0% and 0.10%, the lowest level since 2006. Elsewhere, after holding interest rates steady at 6.0% since July 2012, the People’s Bank of China (“PBoC”) lowered interest rates several times during the reporting period in an effort to stimulate growth. In its most recent action in October 2015, the PBoC pushed rates down to 4.35%.

Outlook

In our view, the opportunities and risks on the horizon for 2016 are similar to those that emerged in 2015. Economic growth will likely remain muted and monetary policy should stay extremely benign, even as the US takes a divergent path. Over the course of 2015, volatility returned to markets and correlations between many asset classes broke down. We expect more of this in 2016, as policy and politics highlight differences in the global economy.

As 2015 progressed, estimates for global GDP growth were steadily revised lower. Our expectations for 2016 remain cautious, given the ongoing environment of financial repression. The US delivered mixed results in 2015 and we foresee a similar outcome in 2016, with the economy expanding 2%-2.5%. In 2015, quantitative easing (“QE”) and sustained euro weakness pushed euro-zone growth higher. With Europe’s waning appetite for austerity and the ECB’s commitment to QE, we are optimistic that growth rates can be sustained in 2016. Finally, China’s economy has been slowing for some time. We believe this will have continued serious ramifications for commodity-producing countries and many economies in Asia.

In this environment, we will attempt to be flexible and active to put our shareholders in a position to benefit from volatility at an asset-class level. We will also use in-depth research, and focus on quality and sustainability, to help them navigate the markets.

On behalf of Allianz Global Investors Fund Management LLC, the Portfolio’s investment manager, and NFJ Investment Group LLC, the Portfolio’s sub-adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Julian Sluyters

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

3

Unaudited

NFJ Dividend Value Portfolio

For the period of January 1, 2015 through December 31, 2015, as provided by Krysta Hill, NFJ Product Specialist Associate.

Portfolio Insights

For the twelve-month reporting period ended December 31, 2015, the NFJ Dividend Value Portfolio (the “Portfolio”) returned -8.86%, underperforming the Russell 1000 Value Index (the “benchmark index”), which returned -3.83%.

Market Environment

In 2015, the S&P 500 Index rose 1.4%, following three years of double-digit gains, and failed to exceed the Index’s 2011 return of 2.1%. Large capitalization and growth-oriented stocks generated the strongest returns during the year, as Facebook, Amazon, Netflix and Google posted hefty gains during an otherwise lack-luster year for the broader market. Among the Russell style indices, the Russell Top 200 Growth Index (8.2%) and the Russell 1000 Growth Index (5.7%) posted the best total returns, the Russell 2000 Value Index and the Russell Midcap Value Index were the poorest-performers with -7.5% and -4.8% total returns, respectively. Within the US large-cap universe, securities with strong value characteristics, including high forward earnings yield and dividend yield, underperformed more growth-like stocks, according to Ned Davis Research. The 2015 calendar year was a record year for merger & acquisition (“M&A”) activity increasing 42% from 2014 according to Thomson Reuters, with particularly high activity in the health care space. The health care sector posted the strongest calendar year return in the benchmark index, climbing 7.8%. In addition to the health care sector, just two other sectors in the benchmark index delivered a positive total return for the year: telecom services and industrials. Dispersion was high across sectors in the benchmark index, as health care outperformed the poorest-performing sector, energy — which tumbled 23.5% — by more than 31%. After the energy sector, the materials sector (-11.4%) and the consumer discretionary sector (-5.8%) exhibited the lowest annual returns. The S&P Goldman Sachs Commodity Index descended 13.0% for the year, as Brent crude’s -13.6% annual return stifled the production-weighted benchmark index. Over the trailing 12-months, growth stocks as measured by the Russell 1000 Growth Index, notably outperformed the benchmark index by 950 basis points.

Portfolio Review

The Portfolio’s relative underperformance versus the benchmark index was attributable to negative stock selection, while sector allocation was net neutral over the reporting period. The Portfolio’s value positioning was also a significant headwind, as growth soundly outperformed value in 2015.

In terms of stock selection, holdings in the energy, utilities and telecom services sectors were the largest positive contributors to performance during the reporting period. However, these positive results were more than offset by negative selection in the industrials, information technology and consumer discretionary sectors.

The largest individual contributors to absolute performance included health care (Anthem and Teva Pharmaceuticals), financials (JPMorgan and Travelers) and an oil refiner (Valero Energy). Many detractors in the reporting period were hurt by a weak commodity pricing environment, as falling oil prices negatively impacted not just the energy sector but the industrials sector as well. Royal Dutch Shell, Macy’s, Navient, Ryder Systems and Cummins Engine Inc. were the largest detractors from absolute performance.

From a sector allocation perspective, an overweight in the telecom services sector, as well as underweight positions in the utilities and health care sectors, boosted relative performance. The 2015 calendar year was a record year for M&A activity, which benefited many stocks in the health care sector and sent valuations higher. Conversely, an underweight in the financials sector and an overweight in the energy sector detracted from annual returns. The energy sector remained out of favor in 2015, and valuation opportunities persisted in the space. However, the team vigilantly monitored energy holdings over the course of the year and sold names from the Portfolio per our investment process.

As a reminder, sector weight deviations are a result of NFJ’s bottom-up stock selection process and indicative of where the team is able to identify attractive valuation opportunities among high-quality, dividend-paying securities.

Average Annual Total Return for the period ended December 31, 2015

	1 Year	Since Inception†
NFJ Dividend Value Portfolio	-8.86%	9.11%
Russell 1000 Value Index††	-3.83%	13.42%
Lipper (VIP) Equity Income Funds Avg.	-4.83%	9.59%

† The Portfolio began operations on 8/30/12. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 8/31/12.

†† The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 10% of the total market capitalization of the Russell 3000. It is generally considered representative of the small-cap market. The Standard & Poor’s 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the US stock market. The Goldman Sachs Weak Balance Sheet Index, the Altman Z-score, a weighted-sum of fix key financial ratios, can be used to determine relative balance sheet strength. The S&P500 is screened for basket of stocks with low Altman Zscores. The Goldman Sachs Strong Balance Sheet Index, the Altman Z-score, a weighted-sum of fix key financial ratios, can be used to determine relative balance sheet strength. The S&P500 is screened for a basket of stocks with high Altman Z-scores. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s gross expense ratio is 1.17%. This ratio does not include an expense reduction, contractually guaranteed through 4/30/17. The Portfolio’s expense ratio net of these reductions is 1.00%. Expense ratio information is as of the Portfolio’s current prospectus dated April 27, 2015, as supplemented to date.

4

Unaudited

NFJ Dividend Value Portfolio (cont’d)

Shareholder Expense Example

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period
Actual Performance	$1,000.00	$930.20	$5.84
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,019.16	$6.11

Expenses are equal to the annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365.

Industry Allocation (as of December 31, 2015)

Banks	14.5%
Oil, Gas & Consumable Fuels	13.7%
Insurance	10.4%
Pharmaceuticals	6.9%
Diversified Telecommunication Services	6.4%
Food & Staples Retailing	4.1%
Automobiles	3.9%
IT Services	3.7%
Other	35.2%
Cash & Equivalents — Net	1.2%

Cumulative Returns Through December 31, 2015

Unaudited

Important Information

The NFJ Dividend Value Portfolio (the “Portfolio”) currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and to insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America.

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through December 31, 2015.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The Trust’s Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Investments

NFJ Dividend Value Portfolio

December 31, 2015

Shares		Value
	COMMON STOCK - 98.8%
	Aerospace & Defense - 2.1%
19,500	United Technologies Corp.	$1,873,365

	Automobiles - 3.9%
123,700	Ford Motor Co.	1,742,933
52,300	General Motors Co.	1,778,723

		3,521,656

	Banks - 14.5%
36,600	Citigroup, Inc.	1,894,050
86,900	Fifth Third Bancorp	1,746,690
57,400	JPMorgan Chase & Co.	3,790,122
18,600	PNC Financial Services Group, Inc.	1,772,766
67,600	Wells Fargo & Co.	3,674,736

		12,878,364

	Biotechnology - 3.7%
27,600	AbbVie, Inc.	1,635,024
16,190	Gilead Sciences, Inc.	1,638,266

		3,273,290

	Capital Markets - 1.8%
15,500	Ameriprise Financial, Inc.	1,649,510

	Chemicals - 2.1%
27,800	Celanese Corp., Ser. A	1,871,774

	Communications Equipment - 2.2%
71,200	Cisco Systems, Inc.	1,933,436

	Consumer Finance - 1.8%
21,800	Capital One Financial Corp.	1,573,524

	Diversified Telecommunication Services - 6.4%
110,200	AT&T, Inc.	3,791,982
40,900	Verizon Communications, Inc.	1,890,398

		5,682,380

	Electric Utilities - 2.1%
32,000	American Electric Power Co., Inc.	1,864,640

	Electrical Equipment - 1.7%
28,800	Eaton Corp. PLC	1,498,752

	Food & Staples Retailing - 4.1%
59,400	Wal-Mart Stores, Inc.	3,641,220

	Health Care Providers & Services - 2.0%
24,517	Quest Diagnostics, Inc.	1,744,139

	Household Products - 1.5%
17,300	Procter & Gamble Co.	1,373,793

Schedule of Investments

NFJ Dividend Value Portfolio

December 31, 2015 (continued)

Shares		Value
	COMMON STOCK (continued)

	Insurance - 10.4%
45,900	Hartford Financial Services Group, Inc.	$1,994,814
71,000	MetLife, Inc.	3,422,910
33,900	Travelers Cos., Inc.	3,825,954

		9,243,678

	IT Services - 3.7%
24,300	International Business Machines Corp.	3,344,166

	Leisure Equipment & Products - 2.0%
66,000	Mattel, Inc.	1,793,220

	Multi-line Retail - 1.2%
31,100	Macy’s, Inc.	1,087,878

	Multi-Utilities - 2.0%
47,200	Public Service Enterprise Group, Inc.	1,826,168

	Oil, Gas & Consumable Fuels - 13.7%
20,300	Chevron Corp.	1,826,188
22,700	Exxon Mobil Corp.	1,769,465
67,900	Royal Dutch Shell PLC, Class A ADR	3,109,141
50,600	Sasol Ltd. ADR	1,357,092
39,200	Total S.A. ADR	1,762,040
33,900	Valero Energy Corp.	2,397,069

		12,220,995

	Paper & Forest Products - 1.6%
37,000	International Paper Co.	1,394,900

	Pharmaceuticals - 6.9%
19,600	Johnson & Johnson	2,013,312
60,100	Pfizer, Inc.	1,940,028
33,200	Teva Pharmaceutical Industries Ltd. ADR	2,179,248

		6,132,588

	Road & Rail - 1.6%
25,300	Ryder System, Inc. (a)	1,437,799

	Semiconductors & Semiconductor Equipment - 2.1%
53,600	Intel Corp.	1,846,520

	Software - 1.9%
58,600	CA, Inc.	1,673,616

	Technology Hardware, Storage & Peripherals - 1.8%
15,100	Apple, Inc.	1,589,426

	Total Common Stock (cost - $84,570,761)	87,970,797

Schedule of Investments

NFJ Dividend Value Portfolio

December 31, 2015 (continued)

Principal Amount (000s)		Value
	Repurchase Agreements - 1.4%
$1,236	State Street Bank & Trust Co., dated 12/31/15, 0.03%, due 1/4/16, proceeds $1,236,004; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $1,263,675 including accrued interest (cost - $1,236,000)	$1,236,000

	Total Investments (cost-$85,806,761) - 100.2%	89,206,797
	Liabilities in excess of other assets - (0.2)%	(130,364)

	Net Assets - 100.0%	$89,076,433

 Notes to Schedule of Investments:

(a) Affiliated security.

(b) Fair Value Measurements - See Note 1(b) in the Notes to Financial Statements.

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/15

Investments in Securities - Assets
Common Stock	$87,970,797	—	—	$87,970,797
Repurchase Agreements	—	$1,236,000	—	1,236,000

Totals	$87,970,797	$1,236,000	—	$89,206,797

 At December 31, 2015, there were no transfers between Levels 1 and 2.

 Glossary:

 ADR - American Depositary Receipt

See accompanying Notes to Financial Statements	9

Statement of Assets and Liabilities

NFJ Dividend Value Portfolio

December 31, 2015

Assets:

Investments, at value (cost-$83,594,564)	$87,768,998

Investments in Affiliates, at value (cost-$2,212,197)	$1,437,799

Cash	345

Receivable for investments sold	96,519

Dividends and interest receivable (net of foreign withholding taxes)	79,457

Tax reclaims receivable	7,862

Prepaid expenses	4,055

Investments in Affiliated Funds - Trustee Deferred Compensation Plan (see Note 3)	1,660

Total Assets	89,396,695

Liabilities:

Payable for investments purchased	164,922

Investment management fees payable	53,268

Servicing fees payable	19,024

Payable for Portfolio shares redeemed	2,852

Trustees Deferred Compensation Plan payable (see Note 3)	1,660

Accrued expenses	78,536

Total Liabilities	320,262

Net Assets	$89,076,433

Net Assets consist of:

Paid-in-capital	$79,642,821

Undistributed net investment income	1,843,245

Accumulated net realized gain	4,190,331

Net unrealized appreciation	3,400,036

Net Assets	$89,076,433

Shares Issued and Outstanding	7,955,032

Net Asset Value and Redemption Price Per Share	$11.20

See accompanying Notes to Financial Statements	10

Statement of Operations

NFJ Dividend Value Portfolio

Year ended December 31, 2015

Investment Income:

Dividends (net of foreign withholding taxes of $78,296)	$2,941,036

Dividends from investments in Affiliates	19,106

Interest	14

Total Investment Income	2,960,156

Expenses:

Investment management	666,822

Servicing	238,151

Legal	88,237

Custodian and accounting agent	53,140

Audit and tax services	28,012

Shareholder communications	16,239

Trustees	10,293

Transfer agent	7,718

Insurance	6,093

Proxy	380

Line of Credit Commitment Fee	168

Miscellaneous	1,583

Total Expenses	1,116,836

Net Investment Income	1,843,320

Realized and Change in Unrealized Gain (Loss):

Net realized gain on investments	4,214,653

Net change in unrealized appreciation/depreciation of:
Investments	(13,903,170)

Investments in Affiliates	(774,398)

Net realized and change in unrealized loss	(10,462,915)

Net Decrease in Net Assets Resulting from Investment Operations	$(8,619,595)

See accompanying Notes to Financial Statements	11

Statement of Change in Net Assets

NFJ Dividend Value Portfolio

	Year ended December 31, 2015	Year ended December 31, 2014

Investment Operations:

Net investment income	$1,843,320	$1,695,313

Net realized gain	4,214,653	8,793,930

Net change in unrealized appreciation/depreciation	(14,677,568)	(890,084)

Net increase (decrease) in net assets resulting from investment operations	(8,619,595)	9,599,159

Dividends and Distributions to Shareholders from:

Net investment income	(1,695,355)	(1,977,556)

Net realized capital gains	(8,818,268)	(3,491,745)

Total dividends and distributions to shareholders	(10,513,623)	(5,469,301)

Share Transactions:

Net proceeds from the sale of shares	2,325,153	3,128,899

Issued in reinvestment of dividends and distributions	10,513,623	5,469,301

Cost of shares redeemed	(5,422,749)	(17,356,996)

Net increase (decrease) from Portfolio share transactions	7,416,027	(8,758,796)

Total decrease in net assets	(11,717,191)	(4,628,938)

Net Assets:

Beginning of year	100,793,624	105,422,562

End of year*	$89,076,433	$100,793,624

*Including undistributed net investment income of:	$1,843,245	$1,695,296

Shares Issued and Redeemed:

Issued	188,644	232,870

Issued in reinvestment of dividends and distributions	851,995	403,638

Redeemed	(417,962)	(1,280,942)

Net increase (decrease)	622,677	(644,434)

See accompanying Notes to Financial Statements	12

Financial Highlights

NFJ Dividend Value Portfolio

For a share outstanding throughout each period:

	Year ended December 31, 2015	Year ended December 31, 2014		Year ended December 31, 2013	Period from August 30, 2012* through December 31, 2012

Net asset value, beginning of period	$13.75	$13.22		$10.28	$10.00

Investment Operations:

Net investment income	0.24	0.23	†	0.25	0.07

Net realized and change in unrealized gain (loss)	(1.32)	1.08		2.79	0.21	(4)

Total from investment operations	(1.08)	1.31		3.04	0.28

Dividends and Distributions to Shareholders from:

Net investment income	(0.24)	(0.28)		(0.08)	-

Net realized gains	(1.23)	(0.50)		(0.02)	-

Total dividends and distributions to shareholders	(1.47)	(0.78)		(0.10)	-

Net asset value, end of period	$11.20	$13.75		$13.22	$10.28

Total Return (1)	(8.86%)	10.01%		29.77%	2.80%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s)	$89,076	$100,794		$105,423	$86,345

Ratio of expenses to average net assets with fee waiver/reimbursement	1.17%	1.21%		1.25%	1.25%	(2)(3)

Ratio of expenses to average net assets without fee waiver/reimbursement	1.17%	1.21%		1.25%	1.28%	(2)(3)

Ratio of net investment income to average net assets	1.94%	1.68%		2.02%	2.20%	(3)

Portfolio turnover rate	49%	26%		22%	4%

*	Commencement of operations.
†	Calculated on average shares outstanding during the year.
(1)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(2)	Inclusive of custody expenses offset by credits earned on cash balances at the custodian bank (See (1)(g) in the Notes to Financial Statements).
(3)	Annualized.
(4)	The amount shown for a share outstanding throughout the period is not reflective of the aggregate net realized and unrealized gain (loss) for that period due to the timing of sales and redemptions of the Portfolio shares in relation to the fluctuating market value of the investments in the Portfolio.

See accompanying Notes to Financial Statements	13

Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2015

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of December 31, 2015, the Trust consisted of two separate investment series. These financial statements pertain to the NFJ Dividend Value Portfolio (the “Portfolio”). Prior to commencing operations on August 30, 2012, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Manager, serve as the Portfolio’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). The Portfolio currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and to insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America (“Allianz Life”), an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value.

The Portfolio’s objective is to seek long-term growth of capital and income. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) 2014-11 that expands secured borrowing accounting for certain repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU became effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 did not have an impact on the Portfolio’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market securities and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager (in consultation with the Sub-Adviser) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

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Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2015 (continued)

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

●	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access
●

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

●

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the twelve months ended December 31, 2015 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Level 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Interest income and expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken.

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Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2015 (continued)

The Portfolio’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Repurchase Agreements

The Portfolio is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or with securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross value is included in the Portfolio’s Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements outstanding at December 31, 2015.

(g) Custody Credits on Cash Balances

The Portfolio had an expense offset arrangement with its custodian bank, whereby uninvested cash balances earned credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Portfolio. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received a payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2015 (continued)

3. Investment Manager/Sub-Adviser/Distributor Fees & Deferred Compensation

The Trust, on behalf of the Portfolio, has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Portfolio’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Portfolio’s investment decisions. The Investment Manager, not the Portfolio, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Adviser, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan for the Trustees that went into place on January 1, 2015 and permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Allianz Funds Multi-Strategy Trust or Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

4. Expense Limitation

During the reporting period, the Trust and the Investment Manager were subject to an Expense Limitation Agreement whereby the Investment Manager agreed to waive its fee and/or reimburse the Portfolio through April 30, 2016 to the extent that total annual Portfolio operating expenses, excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceeded 1.25% of the Portfolio’s average daily net assets. The Investment Manager, as per the Expense Limitation Agreement, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/recoupment. As of December 31, 2015, all previous waivers/reimbursements by the Investment Manager have been recouped. This Expense Limitation Agreement was superseded by a new Expense Limitation Agreement, effective January 1, 2016, as described under “Subsequent Events” in Note 9 below.

5. Investments in Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term securities, were $45,846,384 and $46,157,446, respectively.

6. Income Tax Information

The tax character of dividends and distributions paid was:

Year ended December 31, 2015		Year ended December 31, 2014
Ordinary Income *	Long-Term Capital Gains	Ordinary Income *	Long-Term Capital Gains
$2,115,201	$8,398,422	$4,813,050	$656,251

*Ordinary income includes short-term capital gains.

At December 31, 2015, the Portfolio had distributable earnings of $1,797,385 attributable to ordinary income and $4,228,222 attributable to long-term capital gains.

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Notes to Financial Statements

NFJ Dividend Value Portfolio

December 31, 2015 (continued)

For the year ended December 31, 2015, permanent “book-tax” differences were attributable to dividend redesignations. These adjustments decreased undistributed net investment income and increased accumulated net realized gain by $16. Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At December 31, 2015, the cost basis of portfolio securities for federal income tax purposes was $85,797,132. Gross unrealized appreciation was $10,623,199, gross unrealized depreciation was $7,213,534, and net unrealized appreciation was $3,409,665. The difference between book and tax basis was attributable to wash sale loss deferrals and return of capital distributions.

7. Affiliated Transactions

At December 31, 2015, six affiliated insurance-dedicated fund-of-fund vehicles sponsored by Allianz Life owned 100% of the Portfolio. Portfolio share subscription and redemption activity by the fund-of-fund vehicles with respect to Portfolio shares could have a material impact on the Portfolio.

An affiliate includes any company in which a Sub-Adviser’s advised accounts collectively own 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the year ended December 31, 2015:

							Net	Net Capital
	Market Value	Purchases	Proceeds	Unrealized	Market Value	Dividend	Realized	Gain Distributions
	12/31/2014	at Cost	from Sales	Depreciation	12/31/2015	Income	Gain (Loss)	Received
Ryder System, Inc.	-	$2,212,197	-	$(774,398)	$1,437,799	$19,106	-	-

The percentages and market values of the affiliated transactions presented below include holdings that became affiliated during the year ended December 31, 2015:

Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Ryder System, Inc.	7.93%	$1,437,799	1.61%

8. Borrowings

On July 31, 2015, the Trust entered into a new credit agreement (the “Northern Trust Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement has a 364 day term and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund will pay interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The Portfolio did not utilize the line of credit during the period ended December 31, 2015.

9. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective January 1, 2016, the Investment Manager contractually agreed to observe, through April 30, 2017, an irrevocable waiver of a portion of its management fees, which reduces the contractual rate by 0.05%, from 0.70% to 0.65% of average daily net assets.

Effective January 1, 2016, the Investment Manager also contractually agreed to temporarily waive its management fee and/or reimburse the Portfolio through April 30, 2017 to the extent that total annual portfolio operating expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.00% for the Portfolio. Under this arrangement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement.

There were no other subsequent events identified that require recognition or disclosure.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Premier Multi-Series VIT and Shareholders of NFJ Dividend Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NFJ Dividend Value Portfolio (a fund of the Premier Multi-Series VIT hereafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2016

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Changes to Board of Trustees/Tax Information

Changes to Board of Trustees:

Effective September 11, 2015, Susan M. King resigned as an Interested Trustee of the Trust.

Effective October 8, 2015, Barbara R. Claussen became an Interested Trustee of the Trust.

Tax Information:

During the year ended December 31, 2015, the Portfolio distributed long-term capital gains in the amount of $8,398,422.

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the Portfolio.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Portfolio designated 100% of ordinary dividends paid (or the maximum amount allowable) during the fiscal year ended December 31, 2015 as “qualified dividend income”. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Portfolio’s dividend distribution that qualifies under tax law. The Portfolio designates 100% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the dividend received deduction.

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Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

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Privacy Policy (continued)

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Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

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Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Premier Multi-Series VIT – Board of Trustees

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Portfolio’s Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1 -800-498-5413.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Davey S. Scoon 1946 Chairman of the Board of Trustees	Since December 2014	Adjunct Professor, University of Wisconsin- Madison (since 2011). Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).	66	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc. (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, Director, CardioKine Inc. (2005-2011); and Director, NitroMed, Inc. (2003-2009).

Deborah A. DeCotis 1952	Since August 2012	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002- 2010).	91	None.

F. Ford Drummond 1962	Since December 2014	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	66	Director, BancFirst Corporation.

Bradford K. Gallagher 1944	Since August 2012	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011- 2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007- 2012); Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001); and Chairman and Trustee, The Common Fund (2005-2014).	91	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009- 2010); and Trustee, Nicholas- Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Since August 2012	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	91	Trustee, Alpine Mutual Funds Complex (consisting of 18 funds).

Hans W. Kertess 1939	Since August 2012	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	91	None.

James S. MacLeod 1947	Since December 2014	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Director, Senior Managing Director and Chief Executive Officer of Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation;	66	Director, Sykes Enterprises, Inc.

23

Unaudited

Premier Multi-Series VIT – Board of Trustees (continued)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

William B. Ogden, IV 1945	Since August 2012	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	91	None.

Alan Rappaport 1953	Since August 2012

Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008). Trustee, American Museum of Natural History (2005-2015); and Member of Board of Overseers, NYU Langone Medical Center (2007-2015).

			91	None.

Interested Trustees

Barbara R. Claussen† 1956	Since October 2015	Chief Administrative Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2013); Chief Administrative Officer and Managing Director of NFJ Investment Group LLC (since 2005). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Member of Management Board, Interim Global Chief Operating Officer Liaison and Chief Risk Officer of Allianz Global Investors Capital LLC (2008-2011).	66	None.

Julian Sluyters† 1960	Since December 2014	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).	66	None.

†	“Interested Person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his or her affiliation with the Investment Manager and its affiliates.

24

Unaudited

Premier Multi-Series VIT – Officers

Name, Year of Birth and Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Julian Sluyters Trustee, President and Chief Executive Officer 1960	3/2014 to present	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. (since 2012); President and Chief Executive Officer of the Fund Complex . Formerly, President and Chief Executive Executive Officer, Old Mutual Capital Inc. (2008-2012).

Lawrence G. Altadonna Treasurer, Principal Financial and Accounting Officer 1966	8/2012 to Present	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 66 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Vice President, Secretary and Chief Legal Officer 1968	8/2012 to Present	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 66 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA Chief Compliance Officer 1975	6/2013 to Present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of Allianz Global Investors Fund Management LLC; Chief Compliance Officer of 66 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Scott Whisten Assistant Treasurer 1971	8/2012 to Present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 66 funds in the Fund Complex.

Richard J. Cochran Assistant Treasurer 1961	8/2012 to Present	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 66 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili Assistant Treasurer 1974	8/2012 to Present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 66 funds in the Fund Complex.

Angela Borreggine Assistant Secretary 1964	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 66 funds in the Fund Complex.

Debra Rubano Assistant Secretary 1975	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 66 funds in the Fund Complex.

*The officers of the Trust are elected annually by the Board of Trustees.

25

Premier Multi-Series VIT

Trustees

Davey S. Scoon

  Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Julian Sluyters

Officers

Julian Sluyters

   President & Chief Executive Officer

Lawrence G. Altadonna

   Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

   Vice President, Secretary & Chief Legal Officer

Thomas L. Harter

  Chief Compliance Officer

Scott Whisten

   Assistant Treasurer

Richard J. Cochran

   Assistant Treasurer

Orhan Dzemaili

   Assistant Treasurer

Angela Borreggine

  Assistant Secretary

Debra Rubano

  Assistant Secretary

Investment Manager

   Allianz Global Investors Fund Management LLC

   1633 Broadway

   New York, NY 10019

Sub-Adviser

   NFJ Investment Group LLC

   2100 Ross Avenue, Suite 700

   Dallas, TX 75201

Distributor

   Allianz Global Investors Distributors LLC

   1633 Broadway

   New York, NY 10019

Custodian & Accounting Agent

   State Street Bank & Trust Co.

   801 Pennsylvania Avenue

   Kansas City, MO 64105

Transfer Agent

   Boston Financial Data Services, Inc.

   330 West 9th Street, 5th Floor

   Kansas City, MO 64105

Independent Registered Public Accounting Firm

   PricewaterhouseCoopers LLP

   300 Madison Avenue

   New York, NY 10017

Legal Counsel

   Ropes & Gray LLP

   Prudential Tower

   800 Boylston Street

   Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Portfolio for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time, or visit our website, us.allianzgi.com.

AZ1003AR_123115

AGI-2016-01-29-14423

Premier Multi-Series VIT

RCM Dynamic Multi-Asset Plus VIT Portfolio

Annual Report

December 31, 2015

2 – 3	Letter from the President

4 – 5	Portfolio Summary

6	Important Information

7 – 9	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14 – 21	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Changes to Board of Trustees

24 – 25	Privacy Policy

26 – 28	Board of Trustees and Officers

Letter from the President

Julian Sluyters

President & CEO

Dear Shareholder,

The US economy continued to expand during the period of April 27, 2015 through December 31, 2015. Despite highly accommodative monetary policy, growth in many developed foreign countries was relatively tepid. Against this backdrop, global equities and the global bond market generally produced lackluster results during the reporting period.

For the period from inception on April 27, 2015 through the end of the reporting period on December 31, 2015, the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) returned -7.00% underperforming the blended benchmark index, 35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Barclays US Aggregate Government/10% Barclays US Aggregate Credit/5% JPM EMBI+ Index, which returned -4.51%.

Turning to the US economy, real gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 0.6% during the first quarter of 2015. US economic activity then improved, as the US Commerce Department reported that GDP expanded at a 3.9% annual pace during the second quarter of 2015. However, economic growth then slowed, as GDP grew at an annual pace of 2.0% during the third quarter of 2015. The US economic activity has decelerated further, as the Commerce Department’s initial estimate showed that GDP — released after the reporting period had ended — grew at an annual pace of 0.7% for the fourth quarter of 2015.

After a prolonged period of accommodative monetary policy, the US Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade at its December 2015 meeting. The US central bank boosted the target federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%. In its official statement following its meeting in December the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation. The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

Economic growth outside the US was mixed during the reporting period. Anemic growth and concerns of deflation in the euro zone caused the European Central Bank (“ECB”) to announce that, beginning in March 2015, it would start a €60 billion-a-month bond-buying program that

2

was initially expected to run until September 2016. In December 2015, continued economic headwinds caused the ECB to extend its monthly bond buying program by six months, until at least March 2017. The Bank of Japan (“BoJ”) also maintained a highly accommodative monetary policy by keeping interest rates in a range between 0% and 0.10%, the lowest level since 2006. Elsewhere, after holding interest rates steady at 6.0% since July 2012, the People’s Bank of China (“PBoC”) lowered interest rates several times during the reporting period in an effort to stimulate growth. In its most recent action in October 2015 the PBoC pushed interest rates down to 4.35%.

Outlook

In our view, the opportunities and risks on the horizon for 2016 are similar to those that emerged in 2015. Economic growth will likely remain muted and monetary policy should stay extremely benign, even as the US takes a divergent path. Over the course of 2015, volatility returned to markets and correlations between many asset classes broke down. We expect more of this in 2016, as policy and politics highlight differences in the global economy.

As 2015 progressed, estimates for global GDP growth were steadily revised lower. Our expectations for 2016 remain cautious, given the ongoing environment of financial repression. The US delivered mixed results in 2015 and we foresee a similar outcome in 2016, with the economy expanding 2%-2.5%. In 2015, quantitative easing (“QE”) and sustained euro weakness pushed euro-zone growth higher. With Europe’s waning appetite for austerity and the ECB’s commitment to QE, we are optimistic that growth rates can be sustained in 2016. Finally, China’s economy has been slowing for some time. We believe this will have continued serious ramifications for commodity-producing countries and many economies in Asia.

In this environment, we will attempt to be flexible and active to put our shareholders in a position to benefit from volatility at an asset-class level. We will also use in-depth research, and focus on quality and sustainability, to help them navigate the markets.

On behalf of Allianz Global Investors Fund Management LLC, the Portfolio’s investment manager and Allianz Global Investors U.S. LLC, the Portfolio’s sub-adviser, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Julian Sluyters

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

3

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio

From inception on April 27, 2015 through December 31, 2015, as provided by the Multi-Asset US Group.

Portfolio Insights

For the period from inception on April 27, 2015 through December 31, 2015, the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) returned -7.00%, underperforming the 35% S&P 500 Index/20% MSCI EAFE Index/5% MSCI EM Index/25% Barclays US Aggregate Government Index/10% Barclays US Aggregate Credit Index/5% JPM EMBI+ Index (the “blended benchmark index”), which returned -4.51%.

Strategy Recap

The Portfolio seeks long term capital appreciation and seeks to achieve its investment objective through a combination of active allocation between asset classes and actively managed strategies within those asset classes. The Portfolio invests directly and indirectly in a globally diverse combination of equity securities, and US dollar denominated fixed income securities and targets a strategic asset allocation of 60% equity exposure and 40% to fixed income exposure. The investment team dynamically allocates the Portfolio’s assets based on an assessment of asset class trends and underlying fundamentals, favoring riskier asset classes when their trends and fundamentals are positive, and seeking to position the Portfolio more defensively when they are not.

Market Environment

Since the Portfolio’s inception on April 27, 2015, global capital markets digested a myriad of headline concerns. Dominating the first half of the period were fears of a Greek exit from the eurozone, while the second half was punctuated by slowing economic growth and heightened market volatility in China, as well as continued uncertainty about a potential US interest rate hike. Amidst this backdrop of unpredictability, global equities posted mixed but generally negative results for the period. The weakness in commodities, the concerns about rising interest rates in the US and the potential ramifications of a slowdown in China, were broadly cited as contributors to the sell-off.

With respect to the US fixed income market, the Barclays Aggregate Bond Index declined

1.26% as the 10 year Treasury (constant maturity) ended the period with a yield of 2.27%, rising from a yield of 1.94% on April 27th. Credit spreads continued to move higher over the period, as record new issuance early in the period weighed heavily on investment grade credits.

Portfolio Review

In terms of absolute performance, all asset classes in the Portfolio’s blended benchmark index declined in value over the reporting period. In developed equities, the US market, as measured by the S&P 500 Index, declined 1.61%; developed markets outside the US, as measured by the MSCI EAFE Index (in USD), declined 10.47%; and the MSCI Emerging Markets Index (in USD) dropped 24.00%. The US Fixed Income market also ended lower, as the Barclays US Government Index and US Corporate Investment Grade Indices declined 0.79% and 3.28%, respectively. Emerging market fixed income also declined 2.37%, as measured by the JPMorgan EMBI+ Index (in USD).

As markets fluctuated, particularly in the latter half of the year, the Portfolio’s global equity exposure was reduced from a benchmark weight of roughly 60% at the end of July, down to 39% by the end of September. The reduced exposures were expressed across regions, with the greatest emphasis on international equities. Reduced exposure to global equities was conversely offset with increased exposure to US Treasuries and shorter term cash and equivalents. As markets sharply recovered in October, the Portfolio gradually reestablished its equity positions, while underweights to international and emerging market equities were maintained for the remainder of the year.

While the Portfolio ultimately ended the reporting period with a return below the blended benchmark index, the result included a combination of detractors and contributors. The primary detractor from relative results were allocations to developed market equities.

In particular, as international equities sharply declined in the third quarter (MSCI EAFE Index dropped 7.4% in August and 5.1% in September), an early overweight to the region led to underperformance in the early stages of the market pull back. The intra-period correction and October reversion (MSCI EAFE Index rose 7.8% in October) caused our international equity positions to detract from the Portfolio. US equities were also reduced into the market decline leading to underperformance during October’s equity rally (S&P 500 Index rose 8.4% in October). While timing effects amidst the intra-period volatility detracted in the developed equity portion of the portfolio, an underweight to emerging market equities (MSCI Emerging Markets Index declined 24.00% since inception) throughout the entire period contributed to relative results.

Market Outlook

We believe the forces that shaped the latter half of 2015 are likely to persist into 2016. We expect volatility and geopolitical risks to remain elevated and for global growth to continue, albeit in a fragile, uneven manner. Monetary policy should remain accommodative, with more stimuli from the ECB, BoJ and PBoC. While economic improvements may allow the Fed to raise interest rates 2-3 times in 2016, we would consider this the removal of accommodation, rather than policy tightening.

From an investment standpoint, the Portfolio entered 2016 with underweights to global equities, resulting predominantly from an underweight to international developed and emerging market equities. With respect to the fixed income portion of the portfolio, we were underweight US Treasuries and corporate debt, with exposure to shorter term cash and equivalents offsetting the position. Contributing to the Portfolio’s overall duration was a modest exposure to Italian government bonds in the opportunistic portion of the Portfolio.

4

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio (cont’d)

Cumulative Total Return for the period ended December 31, 2015

Since Inception†
RCM Dynamic Multi-Asset Plus VIT Portfolio	-7.00%
MSCI AC World Index††	-8.46%
35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Barclays US Agg Gov’t/10% Barclays US Agg Credit/5% JPM EMBI+ Index††	-4.51%
Lipper (VIP) Mixed-Asset Target Alloc Moderate Funds Avg.	-3.59%

† The Portfolio began operations on 4/27/15. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 4/30/15.

†† The Barclays US Aggregate Credit Index includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered.

The Barclays US Aggregate Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the U.S. Government.

The JPMorgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for US dollar denominated debt instruments of the Emerging Markets: Brady bonds, loans, Eurobonds.

The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging markets.

The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large cap segment of the US equities market.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s gross expense ratio is 2.95%. The ratio does not include an expense reduction, contractually agreed to through at least April 30, 2016. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current prospectus dated April 27, 2015, as supplemented to date.

Shareholder Expense Example

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period
Actual Performance	$1,000.00	$963.70	$5.69
Hypothetical Performance (5% return before expenses)	$1,000.00	$1,019.41	$5.85

Expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365. The expense ratio does not include the expenses of the Underlying Funds, which are based upon the allocation of the Portfolio’s assets among the Underlying Funds are indirectly borne by the shareholders of the Portfolio.

Asset Allocation (as of December 31, 2015)

U.S. Treasury Obligations	20.7%
Corporate Bonds & Notes	15.3%
U.S. Government Agency Securities	14.5%
Exchange-Traded Funds	8.5%
Mutual Funds	4.1%
Sovereign Debt Obligations	2.0%
Cash & Equivalents — Net	34.9%

Cumulative Returns Through December 31, 2015

5

Unaudited

Important Information

The RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and to insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America.

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through December 31, 2015.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The Trust’s Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2015

Principal Amount (000s)		Value
	U.S. Treasury Obligations - 20.7%
	U.S. Treasury Bonds,
$170	3.00%, 11/15/44	$169,104
140	4.375%, 5/15/41	176,391
100	5.25%, 2/15/29	131,072
130	5.375%, 2/15/31	176,311
200	7.625%, 11/15/22	271,684
60	7.875%, 2/15/21	77,773
	U.S. Treasury Notes,
300	0.625%, 10/15/16	299,760
400	0.625%, 11/15/16	399,524
190	0.75%, 2/28/18	188,427
190	1.00%, 9/30/16	190,408
260	1.00%, 6/30/19 (a)	255,777
300	1.125%, 3/31/20 (a)	293,354
220	1.50%, 2/28/19 (a)	220,771
220	1.875%, 10/31/17	223,281
260	2.00%, 5/31/21 (a)	261,868
260	2.00%, 2/15/23 (a)	258,532
170	2.125%, 2/29/16	170,537
180	2.25%, 7/31/18	184,791
250	3.00%, 2/28/17 (a)	256,209

	Total U.S. Treasury Obligations (cost - $4,270,427)	4,205,574

	Corporate Bonds & Notes - 15.3%
	Germany - 3.0%
	KFW,
400	0.50%, 4/19/16	399,764
200	2.625%, 2/16/16	200,462

		600,226

	Norway - 3.4%
	Kommunalbanken AS,
400	0.50%, 3/29/16	399,859
300	0.875%, 10/3/16	299,903

		699,762

	Supranational - 7.9%
	European Investment Bank,
400	0.625%, 4/15/16	399,941
400	2.50%, 5/16/16	402,440
400	Inter-American Development Bank, 0.875%, 11/15/16	400,514
400	International Bank for Reconstruction and Development, 1.00%, 9/15/16	401,135

		1,604,030

	United States - 1.0%
200	Apple, Inc. 0.45%, 5/3/16	199,942

	Total Corporate Bonds & Notes (cost - $3,105,591)	3,103,960

	U.S. Government Agency Securities - 14.5%
	Fannie Mae,
300	0.625%, 8/26/16	300,056
409	1.25%, 9/28/16	410,808
400	1.375%, 11/15/16	401,930
	Federal Home Loan Bank,
400	0.25%, 5/18/16	399,646
400	0.25%, 5/26/16	399,652
	Freddie Mac,
400	0.40%, 5/27/16	399,893
400	0.50%, 5/13/16	400,060
220	1.00%, 6/29/17	220,039

	Total U.S. Government Agency Securities (cost - $2,934,343)	2,932,084

7

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2015 (continued)

Shares		Value
	Exchange-Traded Funds - 8.5%
2,775	iShares iBoxx $ Investment Grade Corporate Bond	$316,378
5,409	iShares J.P. Morgan USD Emerging Markets Bond	572,164
17,443	PowerShares Emerging Markets Sovereign Debt	476,368
4,336	Vanguard Intermediate-Term Corporate Bond	364,614

	Total Exchange-Traded Funds (cost -$1,771,921)	1,729,524

	Mutual Funds (b)(c) - 4.1%
82,823	PIMCO Investment Grade Corporate Bond (cost - $878,733)	821,607

Principal Amount (000s)
	Sovereign Debt Obligations - 2.0%
	Denmark - 2.0%
$400	Kingdom of Denmark, 0.375%, 4/25/16 (cost - $400,085)	399,696

	Repurchase Agreements - 33.6%
6,823	State Street Bank & Trust Co., dated 12/31/15, 0.03%, due 1/4/16, proceeds $6,823,023; collateralized by U.S. Treasury Notes, 2.125%, due 9/30/21, valued at $6,962,900 including accrued interest (cost - $6,823,000)	6,823,000

	Total Investments (cost-$20,184,100) - 98.7%	20,015,445
	Other assets less liabilities (d) - 1.3%	271,295

	Net Assets - 100.0%	$20,286,740

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for futures.

(b) Affiliated fund.

(c) Institutional Class share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at December 31, 2015:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)

Long:	5-Year U.S. Treasury Note	2	$237	3/31/16	$(863)
	10-Year U.S. Treasury Note	1	126	3/21/16	(611)
	Euro STOXX 600 Index	17	338	3/18/16	6,901
	Euro-BTP	5	749	3/8/16	5,318
	Mini MSCI EAFE Index	34	2,887	3/18/16	36,288
	Mini MSCI Emerging Markets Index	6	236	3/18/16	1,120
	Mini S&P 500 Index	72	7,327	3/18/16	(6,883)
	TOPIX Index	5	644	3/10/16	(21,608)
Short:	SPI 200 Index	(3)	(287)	3/17/16	(23,346)

					$(3,684)

(e) At December 31, 2015, the Portfolio pledged $305,296 in cash as collateral for derivatives.

8

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2015 (continued)

(e)	Fair Value Measurements - See Note 1(b) in the Notes to Financial Statements.

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2015

Investments in Securities - Assets
U.S. Treasury Obligations	—	$4,205,574	—	$4,205,574
Corporate Bonds & Notes	—	3,103,960	—	3,103,960
U.S. Government Agency Securities	—	2,932,084	—	2,932,084
Exchange-Traded Funds	$1,729,524	—	—	1,729,524
Mutual Funds	821,607	—	—	821,607
Sovereign Debt Obligations	—	399,696	—	399,696
Repurchase Agreements	—	6,823,000	—	6,823,000

	2,551,131	17,464,314	—	20,015,445

Other Financial Instruments*- Assets
Interest Rate Contracts	5,318	—	—	5,318
Market Price	44,309	—	—	44,309

	49,627	—	—	49,627

Other Financial Instruments*- Liabilities
Interest Rate Contracts	(1,474)	—	—	(1,474)
Market Price	(51,837)	—	—	(51,837)

	(53,311)	—	—	(53,311)

Totals	$2,547,447	$17,464,314	—	$20,011,761

* Other financial instruments are derivatives, such as futures contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

(f) The following is a summary of the Portfolio’s derivatives categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at December 31, 2015:

Location	Interest Rate Contracts	Market Price	Total

Asset derivatives:
Receivable for variation margin on futures contracts*	—	$49,627	$49,627

Liability derivatives:
Payable for variation margin on futures contracts*	$(1,474)	$(51,837)	$(53,311)

* Included in net unrealized depreciation of $3,684 on futures contracts as reported in note (d) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the period ended December 31, 2015:

Location	Interest Rate Contracts	Market Price	Total

Net realized loss on futures contracts	$11,442	$(890,122)	$(878,680)

Net unrealized appreciation/depreciation of futures contracts	$(1,474)	$(2,210)	$(3,684)

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the period ended December 31, 2015:

Futures Contracts (1)

Long	Short

90	3

(1) Number of contracts

Glossary:

EAFE - Europe, Australasia and Far East

MSCI - Morgan Stanley Capital International

TOPIX - Tokyo Stock Price Index

See accompanying Notes to Financial Statements	9

Statement of Assets and Liabilities

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2015

Assets:

Investments, at value (cost-$12,482,367)	$12,370,838

Investments in Affiliates, at value (cost -$878,733)	821,607

Repurchase agreements, at value (cost -$6,823,000)	6,823,000

Cash	400,711

Deposits with brokers for derivatives	305,296

Receivable for variation margin on futures contracts	49,627

Interest receivable	33,485

Deferred offering costs	18,638

Receivable for Portfolio shares sold	7,721

Dividends receivable from Affiliates	3,100

Prepaid expenses	2,948

Investments in Affiliated Funds - Trustee Deferred Compensation Plan (see Note 5)	235

Total Assets	20,837,206

Liabilities:

Payable for investments purchased	400,674

Payable for investments in Affiliates purchased	3,100

Payable for variation margin on futures contracts	53,311

Due to Investment Manager	18,638

Investment management fees payable	9,082

Servicing fees payable	4,172

Trustee Deferred Compensation Plan payable (see Note 5)	235

Payable for Portfolio shares redeemed	29

Accrued expenses	61,225

Total Liabilities	550,466

Net Assets	$20,286,740

Net Assets consist of:
Paid-in-capital	$21,453,672

Net investment loss	(34,592)

Net realized loss	(959,042)

Net unrealized depreciation	(173,298)

Net Assets	$20,286,740

Shares Issued and Outstanding	2,181,995

Net Asset Value and Redemption Price Per Share	$9.30

See accompanying Notes to Financial Statements	10

Statement of Operations

RCM Dynamic Multi-Asset Plus VIT Portfolio

Period from April 27, 2015* through December 31, 2015

Investment Income:

Interest	$41,063

Dividends from investments in Affiliates	33,775

Dividends	32,536

Total Investment Income	107,374

Expenses:

Investment management	81,487

Offering	40,009

Audit and tax services	38,290

Custodian and accounting agent	35,253

Servicing	29,102

Organizational	22,874

Legal	12,901

Shareholder communications	6,199

Transfer agent	2,770

Insurance	1,603

Trustees	1,418

Line of Credit Commitment Fee	32

Miscellaneous	2,688

Total Expenses	274,626

Less: Fee waiver/reimbursement from Investment Manager	(140,713)

Net Expenses	133,913

Net Investment Loss	(26,539)

Realized and Unrealized Gain (Loss):

Net realized loss on investments:

Investments	(38,578)

Investments in Affiliates	(47,492)

Futures contracts	(878,680)

Foreign currency transactions	(20,549)

Net capital gain distributions received from underlying Affiliated funds	12,641

Net unrealized appreciation/depreciation of:

Investments	(111,529)

Investments in Affiliates	(57,126)

Futures contracts	(3,684)

Foreign currency transactions	(959)

Net realized and unrealized loss	(1,145,956)

Net Decrease in Net Assets Resulting from Investment Operations	$(1,172,495)

* Commencement of operations.

See accompanying Notes to Financial Statements	11

Statement of Changes in Net Assets

RCM Dynamic Multi-Asset Plus VIT Portfolio

Period from April 27, 2015* through December 31, 2015

Investment Operations:

Net investment loss	$(26,539)

Net realized loss	(972,658)

Net unrealized depreciation	(173,298)

Net decrease in net assets resulting from investment operations	(1,172,495)

Share Transactions:

Net proceeds from the sale of shares	7,032,859

Cost of shares redeemed	(573,624)

Net increase from Portfolio share transactions	6,459,235

Total increase in net assets	5,286,740

Net Assets:

Beginning of period	15,000,000

End of period**	$20,286,740

**Including net investment loss of:	$(34,592)

Shares Issued and Redeemed:

Issued	742,556

Redeemed	(60,561)

Net increase	681,995

* Commencement of operations.

See accompanying Notes to Financial Statements	12

Financial Highlights

RCM Dynamic Multi-Asset Plus VIT Portfolio

For a share outstanding for the period April 27, 2015* through December 31, 2015

Net asset value, beginning of period	$10.00

Investment Operations:
Net investment loss	(0.01)

Net realized and unrealized loss	(0.69)

Total from investment operations	(0.70)

Net asset value, end of period	$9.30

Total Return (1)	(7.00)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s)	$20,287

Ratio of expenses to average net assets with fee waiver/reimbursement	1.15%	(2)(3)(4)

Ratio of expenses to average net assets without fee waiver/reimbursement	2.17%	(2)(3)(4)

Ratio of net investment loss to average net assets	(0.23)%	(2)(3)(4)

Portfolio turnover rate	58%

*	Commencement of operations.
(1)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested. Total return includes the effect of any fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(2)	Does not include expenses of the investment companies in which the Portfolio invests.
(3)	Annualized unless otherwise noted.
(4)	Certain expenses incurred by the Portfolio are not annualized.

See accompanying Notes to Financial Statements	13

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2015

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of December 31, 2015, the Trust consisted of two separate investment series. These financial statements pertain to the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”). Prior to commencing operations on April 27, 2015, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services - the Investment Companies. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Adviser”), an affiliate of the Investment Manager, serve as the Portfolio’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). The Portfolio currently offers one share class. Shares of the Portfolio currently are sold to segregated asset accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and to insurance-dedicated fund-of-funds vehicles sponsored by Allianz Life Insurance Company of North America (“Allianz Life”), an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value. The Portfolio sold and issued 1,500,000 shares of beneficial interest to Allianz Funds Investments, Inc. (“AFI”) at an aggregate purchase price of $15,000,000.

The Portfolio’s objective is to seek long term capital appreciation. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) 2014-11 that expands secured borrowing accounting for certain repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 became effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 did not have an impact on the Portfolio’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market securities and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2015 (continued)

issuer, or other factors. If the Investment Manager (in consultation with the Sub-Adviser) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Portfolio may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

●	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access
●

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

●

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the period ended December 31, 2015 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Level 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2015 (continued)

in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are observable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories; investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issues by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market markers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statement of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken. The Portfolio’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2015 (continued)

(f) Foreign Currency Translation

The Portfolio’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolio’s Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Portfolio is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or with securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross value is included in the Portfolio’s Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements outstanding at December 31, 2015.

(h) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(i) Exchange-Traded Funds

The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bear directly in connection with its own operations.

(j) Organizational and Offering Costs

Organizational costs are expensed at the inception of the Portfolio. Offering costs are amortized over a twelve-month period from the commencement of the Portfolio.

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolio is also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2015 (continued)

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money as a result of movements in interest rates. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Portfolio is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolio directly invests in foreign currencies or in securities that trade in, and receives revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s’ investments in foreign currency-denominated securities may reduce the returns of the Portfolio. The local emerging market currencies in which the Portfolio may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Portfolio is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolio to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolio. Even when markets perform well, there is no assurance that the investments held by the Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received a payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2015 (continued)

3. Underlying Funds and Other Acquired Funds Risk

The Portfolio may, at any time, invest in affiliated and unaffiliated funds (which may include certain affiliated mutual funds and ETFs sponsored by AAM or its subsidiaries (the “Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Underlying Funds (“Other Acquired Funds”)). Accordingly, the investment performance of the Portfolio depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. The Portfolio’s NAV will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with Portfolio correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which Portfolio’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. The Portfolio may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolio at times use derivatives for hedging purposes, the Portfolio reflect derivatives at fair value and recognize changes in fair value through the Portfolio’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts. The Portfolio uses futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolio agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

5. Investment Manager/Sub-Adviser/Distributor Fees & Deferred Compensation

The Trust, on behalf of the Portfolio, has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets.

“Due to Investment Manager” on the Statement of Asset and Liabilities represents the remaining payable for the Portfolio’s offering costs that were paid by the Investment Manager.

The Investment Manager has retained the Sub-Adviser to manage the Portfolio’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Portfolio’s investment decisions. The Investment Manager, not the Portfolio, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Adviser, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2015 (continued)

other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan for the Trustees that went into place on January 1, 2015 and permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi–Strategy Trust or Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

6. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to waive its fee and/or reimburse any acquired fund fees and expenses to the Portfolio through April 30, 2016, to the extent that total annual Portfolio operating expenses, including payment of organizational expenses but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed 1.20% of the Portfolio’s average net assets. The Investment Manager, as per the Expense Limitation Agreement may recoup waived and/or reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement. During the period April 27, 2015 (commencement of operations) to December 31, 2015, the Investment Manager reimbursed $140,713 to the Portfolio as disclosed on the Statement of Operations, which is available for recoupment by the Investment Manager.

7. Investments in Securities

For the period ended December 31, 2015, purchases and sales of investments, other than short-term securities, were:

U.S. Government Obligations		All Other
Purchases	Sales Proceeds	Purchases	Sales Proceeds

$3,420,847	-	$6,449,645	$3,339,254

8. Income Tax Information

No dividends or dividends distributions were paid during the period ended December 31, 2015.

At December 31, 2015, the Portfolio had no distributable earnings.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer post-october specified losses of $1,559 related to specified losses arising after October 31, 2015.

At December 31, 2015, the Portfolio had capital loss carryforwards of $913,435, of which $471,267 are short-term, and $442,168 are long-term. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio will be permitted to carry forward these losses for an unlimited period.

For the year ended December 31, 2015, permanent “book-tax” differences were attributable to net operating losses, reclassification of gains and losses from foreign currency transactions, market amortization adjustments and reclassification of distributions from underlying funds. These adjustments increased net investment loss by $8,053, decreased net realized loss by $13,616 and decreased paid-in-capital by $5,563. Net investment loss, net realized gains or losses and net assets were not affected by these adjustments.

At December 31, 2015, the cost basis of portfolio securities for federal income tax purposes was $20,221,235. Gross unrealized appreciation was $33,470, gross unrealized depreciation was $239,260, and net unrealized depreciation was $205,790. The difference between book and tax basis was attributable to wash sale loss deferrals and market amortization discount.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

December 31, 2015 (continued)

9. Affiliated Transactions

At December 31, 2015, two affiliated insurance-dedicated fund-of-fund vehicles sponsored by Allianz Life owned 100% of the Portfolio. Portfolio share subscription and redemption activity by the fund-of-fund vehicles with respect to Portfolio shares could have a material impact on the Portfolio.

The following table shows the transactions in and earning from affiliates for the period ended December 31, 2015:

	Market Value 4/27/2015*	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 12/31/2015	Dividend Income	Net Realized Loss	Net Capital Gain Distributions Received

PIMCO Broad U.S. TIPS Index	-	$380,120	$(370,151)	-	-	-	$(9,969)	-
PIMCO Emerging Markets Bond	-	730,609	(705,063)	-	-	$6,511	(25,546)	-
PIMCO Investment Grade Corporate Bond	-	1,210,710	(320,000)	$(57,126)	$821,607	27,264	(11,977)	$12,641

Totals	-	$2,321,439	$(1,395,214)	$(57,126)	$821,607	$33,775	$(47,492)	$12,641

*Commencement of operations.

10. Borrowings

On July 31, 2015, the Trust entered into a new credit agreement (the “Northern Trust Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement has a 364-day term and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund will pay interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The Portfolio did not utilize the line of credit during the period ended December 31, 2015.

11. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Premier Multi-Series VIT and Shareholders of RCM Dynamic Multi-Asset Plus VIT Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RCM Dynamic Multi-Asset Plus VIT Portfolio (a fund of the Premier Multi-Series VIT hereafter referred to as the “Portfolio”) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 27, 2015 (commencement of operations) through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and transfer agent of the underlying fund, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 19, 2016

Unaudited

Changes to Board of Trustees

Changes to Board of Trustees:

Effective September 11, 2015, Susan M. King resigned as an Interested Trustee of the Trust.

Effective October 8, 2015, Barbara R. Claussen became an Interested Trustee of the Trust.

Unaudited

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

Unaudited

Privacy Policy (continued)

●

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

●

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Premier Multi-Series VIT – Board of Trustees

The chart below identifies the Trustees and Officers of the Trust. The “interested” Trustees defined by the 1940 Act, are indicated below. Unless otherwise indicated, the correspondence address of all persons below is: 1633 Broadway, New York, New York 10019. The Portfolio’s Statement of Additional Information contains additional information about the Trustees. The Statement of Additional Information is available without charge, upon request, by calling 1-800-498-5413.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Davey S. Scoon 1946 Chairman of the Board of Trustees	Since December 2014	Adjunct Professor, University of Wisconsin- Madison (since 2011). Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).	66	Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc. (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, Director, CardioKine Inc. (2005-2011); and Director, NitroMed, Inc. (2003-2009).

Deborah A. DeCotis 1952	Since August 2012	Advisory Director, Morgan Stanley & Co., Inc. (since 1996);Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015);Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002- 2010).	91	None.

F. Ford Drummond 1962	Since December 2014	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	66	Director, BancFirst Corporation.

Bradford K. Gallagher 1944	Since August 2012	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011- 2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007- 2012); Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001); and Chairman and Trustee, The Common Fund (2005-2014).	91	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Since August 2012	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	91	Trustee, Alpine Mutual Funds Complex (consisting of 18 funds).

Hans W. Kertess 1939	Since August 2012	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	91	None.
James S. MacLeod 1947	Since December 2014	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Director, Senior Managing Director and Chief executive Officer of Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation;	66	Director, Sykes Enterprises, Inc.

Unaudited

Premier Multi-Series VIT – Board of Trustees (continued)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

William B. Ogden, IV 1945	Since August 2012	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	91	None.

Alan Rappaport 1953	Since August 2012

Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008). Trustee, American Museum of Natural History (2005-2015); and Member of Board of Overseers, NYU Langone Medical Center (2007-2015).

			91	None.

Interested Trustees

Barbara R. Claussen† 1956	Since October 2015	Chief Administrative Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2013); Chief Administrative Officer and Managing Director of NFJ Investment Group LLC (since 2005). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Member of Management Board, Interim Global Chief Operating Officer Liaison and Chief Risk Officer of Allianz Global Investors Capital LLC (2008-2011).	66	None.

Julian Sluyters† 1960	Since December 2014	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).	66	None.

†	“Interested Person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his or her affiliation with the Investment Manager and its affiliates.

Unaudited

Premier Multi-Series VIT – Officers

Name, Year of Birth and Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Julian Sluyters Trustee, President and Executive Officer 1960	3/2014 to present	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. (since 2012); President and Chief Executive Officer of the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

Lawrence G. Altadonna Treasurer, Principal and Accounting Officer 1966	8/2012 to present	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 66 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Vice President, Secretary Chief Legal Officer 1968	8/2012 to present	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 66 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA Chief Compliance Officer 1975	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of Allianz Global Investors Fund Management LLC; Chief Compliance Officer of 66 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Scott Whisten Assistant Treasurer 1971	8/2012 to Present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 66 funds in the Fund Complex.

Richard J. Cochran Assistant Treasurer 1961	8/2012 to Present	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 66 funds in the Fund and of The Korea Fund, Inc.

Orhan Dzemaili Assistant Treasurer 1974	8/2012 to Present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 66 funds in the Fund Complex.

Angela Borreggine Assistant Secretary 1964	12/2015 to present	Director, and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 66 Fund Complex.

Debra Rubano Assistant Secretary 1975	12/2015 to present	Director, and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 66 Fund Complex.

*The officers of the Trust are elected annually by the Board of Trustees.

28

Premier Multi-Series VIT

Trustees

Davey S. Scoon

   Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Julian Sluyters

Officers

Julian Sluyters

   President & Chief Executive Officer

Lawrence G. Altadonna

   Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

   Vice President, Secretary & Chief Legal Officer

Thomas L. Harter

  Chief Compliance Officer

Scott Whisten

   Assistant Treasurer

Richard J. Cochran

   Assistant Treasurer

Orhan Dzemaili

   Assistant Treasurer

Angela Borreggine

  Assistant Secretary

Debra Rubano

  Assistant Secretary

Investment Manager

   Allianz Global Investors Fund Management LLC

   1633 Broadway

   New York, NY 10019

Sub-Adviser

   Allianz Global Investors U.S. LLC

   1633 Broadway

   New York, NY 10019

Distributor

   Allianz Global Investors Distributors LLC

   1633 Broadway

   New York, NY 10019

Custodian & Accounting Agent

   State Street Bank & Trust Co.

   801 Pennsylvania Avenue

   Kansas City, MO 64105

Transfer Agent

   Boston Financial Data Services, Inc.

   330 West 9th Street, 5th Floor

   Kansas City, MO 64105

Independent Registered Public Accounting Firm

  PricewaterhouseCoopers LLP

  300 Madison Avenue

  New York, NY 10017

Legal Counsel

  Ropes & Gray LLP

  Prudential Tower

  800 Boylston Street

  Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Portfolio for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time, or visit our website, us.allianzgi.com.

AZ1004AR_123115

AGI-2015-12-21-14023

ITEM 2.     CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.
(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $15,914 in 2014 and $37,914 in 2015.
b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2014 and $0 in 2015.
c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $11,310 in 2014 and $27,600 in 2015. These services consisted of review or preparation of U.S. federal, state, local tax returns.
d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.
e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Premier Multi-Series VIT (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided,

the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President of the Trust, who will confirm, independently that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000 any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and
(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.
f)	Not applicable.
g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2014 Reporting Period was $4,584,386 and for the 2015 Reporting Period was $5,108,236.
h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES
(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.   EXHIBITS

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.302 CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3)	Not applicable

(b)	Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant : Premier Multi-Series VIT

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: February 26, 2016

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: February 26, 2016

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: February 26, 2016